                                                                    EXHIBIT 10.6


                       INCENTIVE STOCK OPTION AGREEMENT

                                   under the
                                  ACSYS, INC.
                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN


          Optionee:       Brady W. Mullinax, Jr.
                          ------------------------------------------

          Number Shares Subject to Option:      26,437
                                          --------------------------


          Exercise Price per Share:            $11.125
                                   ---------------------------------

          Date of Grant:               August 21, 1998
                         -------------------------------------------

     1.   Grant of Option.  Acsys, Inc. (the "Company") hereby grants to the
          ---------------
Optionee named above (the "Optionee"), under the Acsys, Inc. Amended and Restated 1997 Stock Option Plan (the "Plan"), an Incentive Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), the number of shares indicated above of the Company's common stock (the "Stock"), at the exercise price per share set forth above (the "Option"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

     2.   Vesting of Option.
          -----------------

          (a) Normal Vesting.  Unless the exercisability of the Option is
              --------------
accelerated in accordance with Section (b) below or otherwise, the Option shall vest (become exercisable) in accordance with the following schedule:

                                  Number of Option
                                  ----------------
           Date                    Shares Vested
           ----                    -------------
       Date of Grant                  3,701.18

     December 31, 1998                5,287.40

     December 31, 1999                8,724.21

     December 31, 2000                8,724.21

[ ]

          (b)  Change in Control.  In the event of a Change in Control (as
               -----------------
defined in Optionee's Employment Agreement), the Option shall become immediately exercisable in full.

[ ]

[ ]

          (c)  Certain Terminations.  In the event Optionee's employment with
               --------------------
the Company is terminated by the Company without Cause (as defined in Optionee's Employment Agreement) or by Optionee for Good Reason (as defined in Optionee's Employment Agreement), the Option shall become immediately exercisable in full.

     3.   Period of Option and Limitations on Right to Exercise.  The Option
          -----------------------------------------------------
will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and
(d) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (b), (c) and
(d) above, it will automatically become a Non-Qualified Stock Option:

          (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant (the "Expiration Date").

          (b) The Option shall lapse three months after Optionee's termination of employment for any reason other than Optionee's death or Permanent and Total Disability.

          (c) In the event of termination of employment because of Optionee's Permanent and Total Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

          (d) If the Optionee dies while employed by the Company or any of its Subsidiaries, or during the three-month period described in subsection (b) above, or during the one-year period described in subsection (c) above, and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

     If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment.

     4.   Exercise of Option.  The Option shall be exercised by written notice
          ------------------
directed to the Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of

Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price.

     Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company.

     5.   Limitation of Rights.  The Option does not confer to the Optionee or
          --------------------
the Optionee's personal representative any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary.

     6.   Stock Reserve.  The Company shall at all times during the term of this
          -------------
Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

     7.   Optionee's Covenant.  The Optionee hereby agrees to use his best
          -------------------
efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

     8.   Restrictions on Transfer and Pledge.  The Option may not be pledged,
          -----------------------------------
encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Company or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. The Option may be exercised during the lifetime of the Optionee only by the Optionee (or by Optionee's guardian or legal representative, should one be appointed).

     9.   Plan Controls.  The terms contained in the Plan are incorporated into
          -------------
and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

     10.  Successors.  This Option Agreement shall be binding upon any successor
          ----------
of the Company, in accordance with the terms of this Option Agreement and the Plan.

     11.  Severability.  If any one or more of the provisions contained in this
          ------------
Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     12.  Notice.  Notices and communications under this Option Agreement must
          ------
be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

          Acsys, Inc.
          75 14th Street
          Atlanta, Georgia 30309
          Attn: Secretary

or any other address designated by the Company in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Company, or at any other address given by the Optionee in a written notice to the Company.

     13.  Binding Agreement.  This Agreement shall be binding upon the parties
          -----------------
hereto and their representatives, successors and assigns.

     14.  Governing Law.  This Agreement is executed and delivered in, and shall
          -------------
be governed by the laws of, the State of Georgia.

     15.  Amendments.  This Agreement may not be modified except in a writing
          ----------
executed by each of the parties hereto.

     IN WITNESS WHEREOF, Acsys, Inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                              ACSYS, INC.


                              By: /s/ Timothy Mann, Jr.
                                  ------------------------------------------
                              Name: Timothy Mann, Jr.

                              Title: President and Chief Executive Officer


                              OPTIONEE:

                                    /s/ Brady W. Mullinax, Jr.
                              -----------------------------------------------
                                        Brady W. Mullinax, Jr.
                              Address:

                              116 Huntingdon Road
                              ----------------------------------------------
                              Atlanta, GA  30309
                              ----------------------------------------------

                                      [ ]

                                   EXHIBIT A
                                   ---------

                                      [ ]

                                      [ ]

                   NOTICE OF EXERCISE OF OPTION TO PURCHASE

                                      [ ]
                                COMMON STOCK OF
                                      [ ]
                                  ACSYS, INC.

                                      [ ]

                                      [ ]
                                     Name:
                                      [ ]

                                      [ ]
                                      _________________________________
                                      Address:

                                      _________________________________
                                      _________________________________

                                      Date: ___________________________


Acsys, Inc.
75 14th Street
Atlanta, Georgia 30309
Attn: Secretary

Re:  Exercise of Incentive Stock Option

     I elect to purchase ______________ shares of Common Stock of Acsys, Inc. pursuant to the Acsys, Inc. Incentive Stock Option Agreement dated ______________ and the Acsys, Inc. Amended and Restated 1997 Stock Option Plan. The purchase will take place on the Exercise Date, which will be as soon as practicable following the date this notice and all other necessary forms and payments are received by the Company, unless I specify a later date (not to exceed 30 days following the date of this notice).

     On or before the Exercise Date, I will pay the full exercise price in the form specified below (check one):

     [ ]  Cash Only: by delivering a certified or a cashier's check to Acsys,
          ---------
          Inc. for $___________.

     [ ]  Cash and Shares: by delivering a certified or a cashier's check to
          ---------------
          Acsys, Inc. for $_________ for the part of the exercise price. I will pay the balance of the exercise price by delivering to the Company a stock certificate with my endorsement for shares of Acsys Stock that I have owned for at least six months. If the number of shares of Acsys Stock represented by such stock certificate exceeds the number needed to pay the exercise price (based on the Fair Market Value of the Acsys Stock on the date of delivery), the Company will issue me a new stock certificate for the excess.

     [ ]  Shares Only: by delivering to the Company a stock certificate with my
          -----------
          endorsement for shares of Acsys Stock that I have owned for at least six months. If the number of shares of Acsys Stock represented by such stock certificate exceeds the number needed to pay the exercise price (based on the Fair Market Value of the Acsys Stock on the date of delivery), the Company will issue me a new stock certificate for the excess.

     [ ]  Cash From Broker: by delivering the purchase price from
          ----------------
          _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize the Company to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by the Company from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

     Please deliver the stock certificate to me (unless I have chosen to pay the purchase price through a broker).

                                        Very truly yours,

                                        ________________________

AGREED TO AND ACCEPTED:

ACSYS, INC.

By: ___________________________________

Title: __________________________________

Number of Option Shares
Exercised: ______________________________

Number of Option Shares
Remaining: ______________________________

Date: ___________________________________


                                      -3-